Exhibit 99.1

Chilean Cobalt Corp.

Notice to Shareholders

July 6, 2023

This is a notice to shareholders of Chilean Cobalt Corp., a Nevada corporation (the “Corporation”) that, on June 30, 2023, shareholders of the Corporation holding 54.03% of the voting power of the Corporation undertook an action by written consent in lieu of a meeting of shareholders to approve certain actions by the Corporation.

The written consent re-elected Duncan Blount as a director of the Corporation and approved the adoption of the Chilean Cobalt Corp. 2023 Equity Incentive Plan (the “Plan”) .. Mr. Blount was nominated by the Board of Directors of the Corporation (the “Board”), and the Plan was approved and adopted by the Board, on June 29, 2023.

This notice is being sent pursuant to the requirements of the Bylaws of the Corporation which require that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent be given to those shareholders who have not consented in writing or electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date of such meeting had been the date that written consents signed by a sufficient number of stockholders or members to take the action were delivered to the Corporation.

A copy of the form of written consent of all the shareholders is attached as Exhibit A, and the Plan is attached to that written consent.

No action is required on your part.

If you have any questions regarding this notice or the items discussed above, please contact me via email at Duncan.Blount@chileancobaltcorp.com.

By: /s/ Duncan Blount

Name: Duncan Blount

Title: Chief Executive Officer

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Exhibit A

Form of Written Consent of Shareholders

(Attached)

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WRITTEN CONSENT OF COMMON SHAREHOLDERS

OF

Chilean Cobalt Corp.

(Incentive Plan; Director)

June 30, 2023

Pursuant to the provisions of the Nevada Revised Statutes (the “NRS”), the undersigned shareholders of Chilean Cobalt Corp., a Nevada corporation (the “Corporation”) do hereby consent that when shareholders of the Corporation holding a majority of the common stock of the Corporation have executed this Written Consent of the Common Shareholders (this “Consent”), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as if adopted at a formal meeting of the common shareholders of the Corporation at a meeting duly called and held for purposes of acting upon proposals to adopt such resolutions.

WHEREAS, the undersigned believe it to be in the best interests of the Corporation to adopt that certain Chilean Cobalt Corp. 2023 Equity Incentive Plan the form of which is attached hereto as Exhibit A (the “Plan”); and

WHEREAS, the undersigned desire to vote to elect Duncan Blount as a director of the Corporation;

NOW, THEREFORE, BE IT, RESOLVED, that Plan is hereby approved and adopted; and be it

FURTHER RESOLVED, that the authorized officers of the Corporation are hereby authorized and empowered to execute and effect the Plan; and be it

FURTHER RESOLVED, that Duncan Blount is hereby elected as a director of the Corporation, to serve in such position in accordance with the Articles of Incorporation and Bylaws of the Corporation until his earlier death, resignation or removal from office; and be it

FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, in accordance with the foregoing resolutions, authorized, empowered and directed, in the name and on behalf of the Corporation, to prepare, execute and deliver, or cause to be prepared, executed and delivered, any and all agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information and to do or cause to be done any and all such other acts and things as, in the opinion of any such officer, may be necessary, appropriate or desirable in order to enable the Corporation fully and promptly to carry out the purposes and intent of the foregoing resolutions, to make any filings pursuant to federal, state and foreign laws, and to take all other actions that he or she deems necessary, appropriate or advisable in order to comply with the applicable laws and regulations of any jurisdiction (domestic or foreign), or otherwise to effectuate and carry out the purposes of the foregoing resolutions and to permit the transactions contemplated thereby to be lawfully consummated, and any such action taken or any agreements, amendments, certificates, reports, applications, notices, instruments, schedules, statements, consents, letters or other documents and information executed and delivered by them or any of them in connection with any such action shall be conclusive evidence of their or his authority to take, execute and deliver the same; and be it

FURTHER RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Corporation, in the name or on behalf of the Corporation or any of its affiliates in connection with the transactions contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it

FURTHER RESOLVED, that the undersigned hereby adopt, as if expressly set forth herein, the form of any and all resolutions required by any authority to be filed in connection with any applications, reports, filings, consents to service of process, powers of attorney, covenants and other papers, instruments and documents relating to the matters contemplated by the foregoing resolutions if (i) in the opinion of a proper officer of the Corporation executing the same, the adoption of such resolutions is necessary or advisable, and (ii) the secretary or an assistant secretary of the Corporation evidences such adoption by inserting with this Consent copies of such resolutions, which will thereupon be deemed to be adopted by the undersigned with the same force and effect as if originally set forth herein; and be it

FURTHER RESOLVED, that this Consent may be executed in one or more counterparts, and via electronic or other signatures, all of which shall together constitute one and the same instrument.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date first written above.

Shareholder name:	____________________
Number of Shares of common stock, par value $0.0001 held:	___________ shares

By:        ____________________

Name:   ____________________

Title:     ____________________

(if applicable)

Shareholder name:	____________________
Number of Shares of common stock, par value $0.0001 held:	___________ shares

By:        ____________________

Name:   ____________________

Title:     ____________________

(if applicable)

Shareholder name:	____________________
Number of Shares of common stock, par value $0.0001 held:	___________ shares

By:        ____________________

Name:   ____________________

Title:     ____________________

(if applicable)

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Exhibit A

Chilean Cobalt Corp. 2023 Equity Incentive Plan

(Attached as Exhibit 10.1 to Form 8-K as filed with the Securities and Exchange Commission on July 6, 2023)

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